MERIDIAN GROWTH FUND(SM)
                                                 July 9, 2001
To Our Shareholders:

The Meridian Growth Fund's net asset value per share at June 30, 2001 was $31.30. This represents a total return of 23.34% for the fiscal year ended June 30, 2001 and 11.55% for the calendar year to date. The Fund's total return and average compound rate of return since inception, August 1, 1984, were 1,029.19% and 15.41%, respectively. The Fund's ten-year total return and ten-year average compound rate of return were 371.30% and 16.77%, respectively. The Fund's net assets at the close of the quarter were invested 9.6% in cash and other assets less liabilities and 90.4% in stocks. Total net assets were $182,117,232 and there were 6,600 shareholders.

The U.S. Stock Market turned in its best quarterly performance in over a year. Investors anticipate that the lower interest rates and the pending tax cuts will improve business conditions in the foreseeable future. The S&P 500 gained 5.5 percent during the quarter, the hard hit NASDAQ bounced back 17.4 percent and the Russell 2000 added 13.9 percent. Year to date, however, the S&P 500 remains off 7.3 percent and the NASDAQ 12.5 percent. The retail services, software and entertainment sectors performed best during the quarter while energy related stocks struggled. The Dow Jones Bond Index advanced from 101.64 to 102.37, reflecting lower interest rates.

The economy continues to grow at a slow pace. Consumer spending, housing starts and financial services are holding up but manufacturing, especially technology, is experiencing a difficult period. Corporate profits are under pressure because the existing rate of economic growth does not support the current level of inventories and the available manufacturing capacity. Many companies need to close or sell plants and equipment and reduce their work force while other companies must go out of business altogether. Over 500 Internet companies have closed up shop so far. This is a painful process that takes time. We expect slow but improving economic growth during the second half of the year as the economy moves into balance. Corporate profits, in our view, will not turn positive until the first half of next year.

We believe our portfolio is well positioned. Most of our companies expect growth in revenues and earnings even though the environment is difficult. Our policy of focusing on companies with strong balance sheets, positive cash flows and reasonable valuations should help also. During the quarter, we established new positions in Autodesk, Inc., Zebra Technologies Corporation and Royal Caribbean Cruises Ltd. We sold our position in Varco International.

Genesis Microchip, Inc. is a company whose stock, although somewhat volatile, has done well this year. Genesis is a leading manufacturer of integrated circuits for flat panel displays. The company's circuits are located inside the display device and process images so they can be displayed in a minimal amount of space. The primary mass markets for these circuits include flat panel computer monitors and flat panel digital television screens. These markets are in their infancy and will experience explosive growth during the next several years as the technology continues to improve and prices drop further. Genesis has a number of important customers, including Apple, Dell, Fujitsu, IBM, HP, Phillips and Sony. We expect Genesis stock to reflect the company's strong position in this dynamic market during the next several years.

We welcome those new shareholders who joined the Meridian Growth Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                Sincerely,

                                /s/ Richard F. Aster, Jr.
                                Richard F. Aster, Jr.

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK - 90.4%
  BANKING & FINANCE - 3.2%
     Pacific Century Financial Corp.*.....................  228,200      $5,885,278
  CELLULAR COMMUNICATIONS - 2.0%
     American Tower Corp. ................................  179,200       3,704,064
  CONSUMER SERVICES - 3.1%
     Regis Corporation*...................................  267,300       5,610,627
  ENERGY - 2.5%
     Precision Drilling Corp. ............................  142,800       4,461,072
  HEALTH SERVICES - 14.5%
     Davita, Inc. ........................................  221,200       4,496,996
     Health Management Associates.........................  214,400       4,510,976
     Lincare Holdings, Inc. ..............................  152,000       4,561,520
     Province Healthcare Company..........................  197,125       6,956,541
     Renal Care Group, Inc. ..............................  178,200       5,860,998
                                                                       ------------
                                                                         26,387,031
  INDUSTRIAL PRODUCTS - 1.9%
     Tektronix, Inc. .....................................  130,300       3,537,645
  INDUSTRIAL SERVICES - 10.3%
     Expeditors International of Washington, Inc.*........   75,000       4,499,925
     Paychex, Inc.*.......................................  111,700       4,468,000
     Republic Services, Inc. .............................  258,400       5,129,240
     United Stationers....................................  150,000       4,734,000
                                                                       ------------
                                                                         18,831,165
  INSURANCE - 2.9%
     Mercury General Corporation*.........................  149,500       5,228,015

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  LEISURE & AMUSEMENT - 2.1%
     Royal Caribbean Cruises Ltd. ........................  174,800      $3,864,828
  RESTAURANTS - 10.0%
     CEC Entertainment, Inc. .............................   99,600       4,915,260
     Jack in the Box......................................  167,000       4,358,700
     P.F. Chang's China Bistro............................  102,000       3,865,800
     Sonic Corporation....................................  161,200       5,114,876
                                                                       ------------
                                                                         18,254,636
  RETAIL - 16.5%
     Bed, Bath and Beyond, Inc. ..........................  159,300       4,970,160
     Casey's General Stores, Inc.*........................  243,300       3,162,900
     Cost Plus, Inc. .....................................  127,200       3,816,000
     Electronics Boutique Holdings Corp. .................  127,800       4,057,650
     Kohl's Corporation...................................   92,000       5,771,160
     Tweeter Home Entertainment Group, Inc. ..............  123,900       4,373,670
     Zale Corporation.....................................  116,300       3,919,310
                                                                       ------------
                                                                         30,070,850
  TECHNOLOGY - 13.7%
     Autodesk, Inc.*......................................   73,600       2,745,280
     Genesis Microchip Incorporated.......................   98,500       3,560,775
     Integrated Device Technology, Inc. ..................   43,800       1,388,022
     JDA Software Group, Inc. ............................  158,200       2,627,702
     KEMET Corporation....................................  247,500       4,902,975
     Molex Inc. - Class A*................................  116,250       3,466,575
     Synopsys, Inc. ......................................   93,300       4,514,787
     Zebra Technologies Corporation.......................   35,300       1,733,936
                                                                       ------------
                                                                         24,940,052
  TELECOMMUNICATIONS EQUIPMENT - 1.4%
     Plantronics, Inc. ...................................  106,000       2,453,900

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  TELECOMMUNICATIONS SERVICES - 3.0%
     Centurytel, Inc.*....................................  176,700      $5,354,010
  TRANSPORTATION - 3.3%
     Atlantic Coast Airlines Holdings, Inc. ..............  202,000       6,057,980
                                                                       ------------
  TOTAL COMMON STOCK
  (Identified cost $105,867,146)...................................     164,641,153
CASH AND OTHER ASSETS LESS LIABILITIES - 9.6%......................      17,476,079
                                                                       ------------
NET ASSETS - 100%..................................................    $182,117,232
                                                                       ============

      *income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $105,867,146)...........................  $164,641,153
  Cash and cash equivalents.................................    16,941,199
  Receivables for:
     Dividends..............................................         2,906
     Interest...............................................        33,909
     Capital shares.........................................     1,774,273
     Securities sold........................................     1,520,386
  Prepaid expenses..........................................         1,765
                                                              ------------
     TOTAL ASSETS...........................................  $184,915,591
                                                              ------------
LIABILITIES
  Payable for:
     Capital shares.........................................        10,754
     Securities purchased...................................     2,622,052
  Accrued expenses:
     Investment advisory fees...............................       114,949
     Other payables and accrued expenses....................        50,604
                                                              ------------
     TOTAL LIABILITIES......................................     2,798,359
                                                              ------------
NET ASSETS..................................................  $182,117,232
                                                              ============
Capital shares issued and outstanding, par value $.01
  (25,000,000 shares authorized)............................     5,818,905
                                                              ============
Net asset value per share (offering and redemption price)...        $31.30
                                                              ============
Net assets consist of:
  Paid in capital...........................................  $108,359,085
  Accumulated net realized gain.............................    14,984,140
  Accumulated net unrealized appreciation on investments....    58,774,007
                                                              ============
                                                              $182,117,232
                                                              ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.............................................    $490,634
  Interest..............................................     622,317
  Other income..........................................      61,683
                                                          ----------
       Total investment income..........................                 $1,174,634
                                                                        -----------
EXPENSES
  Investment advisory fees..............................   1,253,436
  Transfer agent fees...................................     127,024
  Accounting fees.......................................      48,228
  Reports to shareholders...............................      34,131
  Registration and filing fees..........................      33,224
  Professional fees.....................................      30,499
  Custodian fees........................................      30,375
  Miscellaneous expenses................................      12,202
  Directors' fees and expenses..........................       2,190
                                                          ----------
       Total expenses...................................                  1,571,309
                                                                        -----------
       Net investment loss..............................                   (396,675)
                                                                        -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments......................  22,104,971
  Net change in unrealized appreciation on
     investments........................................  11,267,717
                                                          ----------
  Net realized and unrealized gain on investments.......                 33,372,688
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $32,976,013
                                                                        ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Year Ended      Year Ended
                                                         June 30, 2001   June 30, 2000
                                                         -------------   -------------
OPERATIONS
Net investment income (loss)...........................     ($396,675)       $462,916
Net realized gain on investments.......................    22,104,971      13,587,360
Net unrealized appreciation on investments.............    11,267,717      10,998,931
                                                         ------------    ------------
  Net increase from operations.........................    32,976,013      25,049,207
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income...............            --      (1,007,191)
Distributions from net realized capital gain...........   (20,829,879)    (11,919,392)
                                                         ------------    ------------
  Total distributions..................................   (20,829,879)    (12,926,583)
                                                         ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares..........................    34,373,473      25,058,458
Reinvestment of distributions..........................    20,253,740      12,403,277
Less: redemptions......................................   (25,646,308)    (94,277,671)
                                                         ------------    ------------
  Increase (decrease) resulting from capital share
     transactions......................................    28,980,905     (56,815,936)
                                                         ------------    ------------
Total increase (decrease) in net assets................    41,127,039     (44,693,312)
NET ASSETS
Beginning of year......................................   140,990,193     185,683,505
                                                         ------------    ------------
End of year (includes undistributed net investment
  income of $0 and $0, respectively)...................  $182,117,232    $140,990,193
                                                         ============    ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            For the year June 30,
                                  --------------------------------------------------------------------------
                                    2001       2000       1999       1998       1997       1996       1995
                                  --------   --------   --------   --------   --------   --------   --------
Net Asset Value -- Beginning of
 period.........................    $29.45     $26.28     $33.26     $33.20     $32.21     $27.29     $24.27
                                  --------   --------   --------   --------   --------   --------   --------
Income from Investment
----------------------
 Operations
 ----------
Net Investment Income (loss)....      2.26        .11        .16        .27        .40        .30        .27
Net Gains (Losses) on Securities
 (both realized and
 unrealized)....................      3.89       4.99       (.50)      4.92       3.71       5.47       3.63
                                  --------   --------   --------   --------   --------   --------   --------
Total From Investment
 Operations.....................      6.15       5.10       (.34)      5.19       4.11       5.77       3.90
                                  --------   --------   --------   --------   --------   --------   --------
Less Distributions
------------------
Distributions from net
 investment income..............     (2.44)     (0.15)     (0.14)     (0.32)     (0.36)      (.31)      (.18)
Distributions from net realized
 capital gains..................     (1.86)     (1.78)     (6.50)     (4.81)     (2.76)      (.54)      (.70)
                                  --------   --------   --------   --------   --------   --------   --------
Total Distributions.............     (4.30)     (1.93)     (6.64)     (5.13)     (3.12)      (.85)      (.88)
                                  --------   --------   --------   --------   --------   --------   --------
Net Asset Value -- End of
 Period.........................    $31.30     $29.45     $26.28     $33.26     $33.20     $32.21     $27.29
                                  ========   ========   ========   ========   ========   ========   ========
Total Return....................    23.34%     21.45%      3.05%     16.92%     13.92%     21.40%     16.44%
                                  ========   ========   ========   ========   ========   ========   ========
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in
 thousands).....................  $182,117   $140,990   $185,683   $296,803   $353,029   $384,087   $328,153
Ratio of Expenses to Average Net
 Assets.........................     1.04%      1.09%      1.01%      0.95%      0.96%      0.96%      1.06%
Ratio of Net Investment Income
 (Loss) to Average Net Assets...     (.26%)     0.31%      0.49%      0.76%      1.23%      0.99%      1.18%
Portfolio Turnover Rate.........       43%        28%        51%        38%        37%        34%        29%

                                     For the year June 30,
                                  ----------------------------
                                    1994      1993      1992
                                  --------   -------   -------
Net Asset Value -- Beginning of
 period.........................    $23.87    $18.97    $17.24
                                  --------   -------   -------
Income from Investment
----------------------
 Operations
 ----------
Net Investment Income (loss)....       .09      (.01)      .07
Net Gains (Losses) on Securities
 (both realized and
 unrealized)....................       .76      5.51      3.45
                                  --------   -------   -------
Total From Investment
 Operations.....................       .85      5.50      3.52
                                  --------   -------   -------
Less Distributions
------------------
Distributions from net
 investment income..............      (.02)     (.04)     (.09)
Distributions from net realized
 capital gains..................      (.43)     (.56)    (1.70)
                                  --------   -------   -------
Total Distributions.............      (.45)     (.60)    (1.79)
                                  --------   -------   -------
Net Asset Value -- End of
 Period.........................    $24.27    $23.87    $18.97
                                  ========   =======   =======
Total Return....................     3.48%    29.50%    21.00%
                                  ========   =======   =======
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in
 thousands).....................  $199,191   $78,581   $18,363
Ratio of Expenses to Average Net
 Assets.........................     1.22%     1.47%     1.75%
Ratio of Net Investment Income
 (Loss) to Average Net Assets...      .38%     (.01%)     .24%
Portfolio Turnover Rate.........       43%       61%       61%

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Growth Fund (the "Fund"), a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984 under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. Originally named Meridian Fund, the name was changed effective April 20, 2001 to Meridian Growth Fund to more closely reflect the investment style. There was no change in how the Fund is managed. In addition to the Meridian Growth Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $105,867,146, the aggregate gross unrealized appreciation is $59,377,079, and the aggregate gross unrealized depreciation is ($603,072), resulting in net unrealized appreciation of $58,774,007.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts

MERIDIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes.

        To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

2. LEGAL SETTLEMENT: On January 2, 2001, the Fund received $61,683 as settlement in the Nasdaq Market-Makers Antitrust Litigation. This amount is classified as other investment income for the fiscal year ended June 30, 2001.

3. RELATED PARTIES: The Fund has entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of December 31, 2000 was 6.4%.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

4. CAPITAL SHARE TRANSACTIONS: The Fund has authorized 25,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 2001, and June 30, 2000, were as follows:

                                                          2001          2000
                                                        ---------    ----------
Shares sold                                             1,191,610       929,875
Shares issued on reinvestment of distributions            733,178       537,870
                                                        ---------    ----------
                                                        1,924,788     1,467,745
Shares redeemed                                          (893,168)   (3,745,935)
                                                        ---------    ----------
Net increase (decrease)                                 1,031,620    (2,278,190)
                                                        =========    ==========

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Fund who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Growth Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 2001, was $1,891.

6. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2001, were $60,781,464 and $58,347,364, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund (formerly Meridian Fund) (hereinafter referred to as the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 10, 2001

PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Meridian Growth Fund's investment performance of 23.34% during the fiscal year ended June 30, 2001, reflected the strength in small and medium sized growth stocks. This market condition materially affected the Fund's performance. For example the Russell 2000 index was up 0.66% during the period while the S&P 500 lost 14.85%. The Fund's investments include companies that are relatively small in terms of total assets, revenues and earnings, that the Investment Adviser believes may have prospects for above average growth in revenue and earnings. Based on following this strategy the Fund's best performing areas included banking & finance, consumer services, health services, industrial services, insurance, leisure & amusement, restaurants, retail, technology, telecommunications services and transportation. The worst performing groups were cellular communications, energy, industrial products and telecommunications equipment. Of a total of 45 investments, 33 advanced and 12 declined.

                           [MERIDIAN FUND LINE GRAPH]

               VALUE OF $10,000 INVESTED IN MERIDIAN GROWTH FUND,
                         THE S&P 500 & THE RUSSELL 2000

                                    S&P 500                 MERIDIAN GROWTH              RUSSELL 2000
                                    -------                 ---------------              ------------
6/30/91                            10000.00                    10000.00                    10000.00
6/30/92                            11345.60                    12099.80                    11453.90
6/30/93                            12892.40                    15669.20                    14433.00
6/30/94                            13080.00                    16215.10                    15059.50
6/30/95                            16488.50                    18881.00                    18088.20
6/30/96                            20772.10                    22921.30                    22409.10
6/30/97                            27979.10                    26111.70                    26067.80
6/30/98                            36411.30                    30529.50                    30370.90
6/30/99                            44683.90                    31460.60                    30826.50
6/30/00                            47921.40                    38208.90                    35242.30
6/30/01                            40803.00                    47127.00                    35444.00

   Meridian Growth Fund
Average Annual Total Return

One Year            23.34%
Five Years          15.51%
Since Inception     16.77%

   Past performance is not predictive of future performance. Net asset value, investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

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                                               MERIDIAN GROWTH FUND(SM)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 2001